Financial instruments - financial and other risks	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Financial instruments - financial and other risks	Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to the shareholder through optimization of the balance between debt and equity.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at December 31, 2025 and 2024 are shown in the table below.
Categories of Financial Instruments

	As of December 31, 2025		As of December 31, 2024
In thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$751,955	$751,955	$332,580	$332,580
Financial assets measured at fair value through profit or loss (2)	—	—	74,157	74,157
Accounts receivable (3)	180,801	180,801	150,183	150,183
Working capital contributions to Scorpio Pools (4)	39,644	39,644	45,761	45,761

Financial liabilities
Accounts payable (5)	$34,029	$34,029	$32,213	$32,213
Accrued expenses and other current liabilities (5)	65,609	65,609	73,591	73,591
Secured bank loans (6)	402,997	402,997	718,514	718,514
Sale and leaseback liability (7)	19,121	19,121	73,283	73,283
Unsecured Senior Notes Due 2025 (8)	—	—	70,938	70,571
Unsecured Senior Notes Due 2030 (9)	204,200	200,000	—	—
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     The carrying value of our investment in DHT equaled its fair value, as this investment is accounted for at fair value through profit or loss under IFRS 9. Fair value is determined by the closing price of the common shares on the balance sheet date. The fair value of this investment is considered a Level 1 fair value measurement item as its common stock is traded on an active market (the New York Stock Exchange) under the symbol "DHT". As a result of the sale of our remaining common shares of DHT, as of December 31, 2025, we no longer had an ownership position in DHT.
(3)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(4)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For all owned vessels, excluding those under long-term time charters and those classified as held for sale, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(5)    We consider that the carrying amounts of accounts payable and accrued expenses approximate the fair value due to the relative short maturity of these instruments.
(6)     The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $6.2 million and $14.5 million of unamortized deferred financing fees as of December 31, 2025 and 2024, respectively.
(7)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. We did not have any fixed rate sale leaseback arrangements outstanding as of December 31, 2025 or 2024. Accordingly, we consider their fair value to be a Level 2 measurement. The amounts in the table above are shown net of $0.1 million and $0.9 million of unamortized deferred financing fees as of December 31, 2025 and 2024, respectively.
(8)    The carrying value of our Unsecured Senior Notes Due 2025, which were redeemed in February 2025, shown in the table above is their fair value. The Unsecured Senior Notes Due 2025 are shown net of $0.4 million of deferred financing fees and a nominal amount of unamortized discount on our consolidated balance sheet as of December 31, 2024. Our Unsecured Senior Notes Due 2025 were quoted on the NYSE under the symbol 'SBBA'. We considered their fair value to be a Level 1 measurement due to their quotation on an active exchange.
(9)    The carrying value of our Unsecured Senior Notes Due 2030, which mature in January 2030, shown in the table above is their face value. The Unsecured Senior Notes Due 2030 are shown net of $2.9 million of deferred financing fees on the consolidated balance sheet as of December 31, 2025. Our Unsecured Senior Notes Due 2030 are listed on the Euronext Oslo Børs (Oslo Stock Exchange) under the symbol 'SCTI01'. However, we do not consider this to be an active market and therefore we also consider other external sources of observable information to estimate fair value. It is on this basis that we consider market information, benchmark curve, and other relevant data, which is all considered observable, placing these assets in Level 2.
Financial risk management objectives
We identify and evaluate significant risks on an ongoing basis with the objective of managing the sensitivity of our results and financial position to those risks. These risks include market risk, credit risk, liquidity risk and foreign exchange risk.
The use of financial derivatives is governed by our policies as approved by the Board of Directors.
Market risk
Our activities expose us to the risks inherent with the tanker industry, which has historically been volatile, and financial risks of changes in interest rates.
Spot market rate risk
The cyclical nature of the tanker industry causes significant increases or decreases in the revenue that we earn from our vessels, particularly those vessels that operate in the spot market or participate in pools that are concentrated in the spot market such as the Scorpio Pools. Additionally, we have the ability to remove our vessels from the pools on relatively short notice if attractive time charter opportunities arise. A $1,000 per day increase or decrease in spot rates for all of our vessel classes operating in the spot market or in the Scorpio Pools would have increased or decreased our operating income by $28.9 million, $32.0 million and $35.3 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Interest rate risk
The sensitivity analyses below have been determined based on the exposure to interest rates for non-derivative instruments at the balance sheet date.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2025 would have decreased/increased by $7.1 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities and lease financing arrangements as described in Note 14.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2024 would have decreased/increased by $11.0 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities and lease financing arrangements as described in Note 14.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2023 would have decreased/increased by $18.0 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities, lease financing arrangements, and leases being accounted for under IFRS 16.
Credit risk
Credit risk is the potential exposure of loss in the event of non-performance by customers and derivative instrument counterparties.
We only place cash deposits with major banks covered with strong and acceptable credit ratings.
Accounts receivable are generally not collateralized; however, we believe that the credit risk is partially offset by the creditworthiness of our counterparties including the commercial manager. We did not experience any material credit losses on our accounts receivables portfolio in the years ended December 31, 2025, 2024, and 2023.
The carrying amount of financial assets recognized on our consolidated financial statements represents the maximum exposure to credit risk without taking into account the value of any collateral obtained. We did not experience any impairment losses on financial assets in the years ended December 31, 2025, 2024, and 2023.
We monitor exposure to credit risk and believe that there is no substantial credit risk arising from counterparties.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows. Liquidity risks can manifest themselves when economic conditions deteriorate or when we have significant maturities of our financial instruments.
Financing risks
During 2026 through the date of authorization of these financial statements, we have committed to the exercise of the purchase option on the LR2 product tanker, STI Symphony, under the Ocean Yield Lease Financing. The purchase closed in February 2026 resulting in the repayment of the outstanding lease obligation of $18.9 million. We do not have any other debt or lease financing arrangements that are scheduled to mature or expire within twelve months from the date of these financial statements.
Conflict in Ukraine and Middle East
The ongoing military conflict in Ukraine has had a significant direct and indirect impact on the trade of refined petroleum products. This conflict has resulted in the United States, the United Kingdom, and the European Union countries, among other countries and jurisdictions, implementing sanctions and executive orders against citizens, entities, and activities connected to Russia. Some of these sanctions and executive orders target the Russian oil sector, including a prohibition on the import of oil from Russia to the United States or the United Kingdom, and the European Union's ban on Russian crude oil and petroleum products which took effect in December 2022 and February 2023, respectively. Designations under these sanctions programs are continuing, including in October 2025 against Lukoil, Rosneft, and certain of their subsidiaries. We cannot foresee what other sanctions or executive orders may arise that affect the trade of petroleum products. Furthermore, the conflict and ensuing international response has disrupted the supply of Russian oil to the global market, and as a result, the price of oil and petroleum products has experienced significant volatility. We cannot predict what effect that this volatility will have on the demand for crude oil and refined petroleum products. It is possible that the continuation of the conflict in Ukraine could adversely affect our financial condition, results of operations, and future performance.
More specifically, the Russian Foreign Harmful Activities Sanctions program includes prohibitions on the import of certain Russian energy products into the United States, including crude oil, petroleum, petroleum fuels, oils, liquefied natural gas and coal, as well as prohibitions on all new investments in Russia by U.S. persons, among other restrictions. Furthermore, the United States has also prohibited a variety of specified services related to the maritime transport of Russian Federation origin crude oil and petroleum products, including trading/commodities brokering, financing, shipping, insurance (including reinsurance and protection and indemnity), flagging, and customs brokering. These prohibitions took effect on December 5, 2022 with respect to the maritime transport of crude oil and on February 5, 2023 with respect to the maritime transport of other petroleum products. An exception exists to permit such services when the price of the seaborne Russian oil does not exceed the relevant price cap; but implementation of this price exception relies on a recordkeeping and attestation process that requires each party in the supply chain of seaborne Russian oil to demonstrate or confirm that oil has been purchased at or below the price cap. Further, effective as of February 27, 2025, the United States has also prohibited the provision of petroleum services in certain specified circumstances, including for the provision of services for products purchased at or below the aforementioned price caps. As of September 2025, the EU, UK and Canada also agreed to lower their price cap on Russian crude oil from $60 per barrel to $47.60 per barrel. Violations of the price cap policy or the risk that information, documentation, or attestations provided by parties in the supply chain are later determined to be false may pose additional risks adversely affecting our business. While much uncertainty remains, the potential that the EU, in conjunction with the G7, might replace the price cap policy in favor of a full maritime services ban for Russian oil exports may also pose further risks that could adversely affect our business.
Additionally, since December 2023, there have been multiple drone and missile attacks on commercial vessels transiting international waters in the southern Red Sea by groups believed to be affiliated with the Yemen-based Houthi rebel group purportedly in response to the military conflict between Israel and Hamas. As of late 2025, there has been a limited resumption of commercial vessels transiting international waters in the southern Red Sea, but trade routes continue to be disrupted due to tensions in the region and the recent armed conflict between the U.S. and its allies and Iran, which has also resulted in a de facto closure of the Strait of Hormuz. We cannot predict the severity or length of the current conditions impacting international shipping in this region and the continuing disruption of the trade routes in the region of the Red Sea and Strait of Hormuz. It is also possible that these conditions could have a material and adverse impact on our financial condition, results of operations, and future performance.
Remaining contractual maturity on secured and unsecured credit facilities, and sale and leaseback liabilities
The following table details our remaining contractual maturity for our secured and unsecured credit facilities, and sale and leaseback liabilities. The amounts represent the future undiscounted cash flows of the financial liability based on the earliest date on which we can be required to pay. The table includes both interest and principal cash flows.
As the interest cash flows are not fixed, the interest amount included has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the reporting date.

	As of December 31,
In thousands of U.S. dollars	2025	2024
Less than 1 month	$9,495	$14,636
1-3 months	24,767	18,942
3 months to 1 year	28,598	155,013
1-3 years	479,762	307,185
3-5 years	226,520	521,723
5+ years	1,167	25,891
Total	$770,309	$1,043,390
All other current liabilities fall due within less than one month.
Foreign Exchange Rate Risk
Our primary economic environment is the international shipping market. This market utilizes the U.S. Dollar as its functional currency. Consequently, virtually all of our revenues and the majority of our operating expenses are in U.S. Dollars. However, we incur some of our combined expenses in other currencies, particularly the Euro. The amount and frequency of some of these expenses (such as vessel repairs, supplies and stores) may fluctuate from period to period. Depreciation in the value of the U.S. dollar relative to other currencies will increase the U.S. dollar cost of us paying such expenses. The portion of our business conducted in other currencies could increase in the future, which could expand our exposure to losses arising from currency fluctuations.
There is a risk that currency fluctuations will have a negative effect on our cash flows. We have not entered into any hedging contracts to protect against currency fluctuations. However, we have some ability to shift the purchase of goods and services from one country to another and, thus, from one currency to another, on relatively short notice. We may seek to hedge this currency fluctuation risk in the future.